Exhibit 24

February 19, 2026

TO:        Reginald T. Jackson
        Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2025, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Reginald T. Jackson and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION

By: /s/ Andrew S. Marsh
Andrew S. Marsh
Director, Chair of the Board
and Chief Executive Officer

/s/ Gina F. Adams	/s/ Philip L. Frederickson
Gina F. Adams	Philip L. Frederickson
Director	Director

/s/ John H. Black	/s/ M. Elise Hyland
John H. Black	M. Elise Hyland
Director	Director

/s/ John R. Burbank	/s/ Stuart L. Levenick
John R. Burbank	Stuart L. Levenick
Director	Director

/s/ J. Frank Caldwell, Jr.	/s/ Andrew S. Marsh
J. Frank Caldwell, Jr.	Andrew S. Marsh
Director	Director, Chair of the Board and Chief Executive Officer

/s/ Kirkland H. Donald	/s/ Karen A. Puckett
Kirkland H. Donald	Karen A. Puckett
Director	Director

/s/ Brian W. Ellis	/s/ R. Lewis Ropp
Brian W. Ellis	R. Lewis Ropp
Director	Director

/s/ Kimberly A. Fontan
Kimberly A. Fontan
Executive Vice President and Chief Financial Officer

ATTACHMENT I

Entergy Corporation

Chair of the Board and Chief Executive Officer - Andrew S. Marsh (principal executive officer)
Executive Vice President and Chief Financial Officer - Kimberly A. Fontan (principal financial officer)

Directors - Gina F. Adams, John H. Black, John R. Burbank, J. Frank Caldwell, Jr., Kirkland H. Donald, Brian W. Ellis, Philip L. Frederickson, M. Elise Hyland, Stuart L. Levenick, Andrew S. Marsh, Karen A. Puckett and R. Lewis Ropp

February 19, 2026

TO:        Reginald T. Jackson
        Daniel T. Falstad

Re:        Power of Attorney - Form 10-K

Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc. and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2025, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned persons, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Reginald T. Jackson and Daniel T. Falstad and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, LLC
ENTERGY LOUISIANA, LLC
ENTERGY MISSISSIPPI, LLC
ENTERGY NEW ORLEANS, LLC
ENTERGY TEXAS, INC.
SYSTEM ENERGY RESOURCES, INC.

/s/ John C. Dinelli	/s/ Phillip R. May, Jr.
John C. Dinelli Director of System Energy Resources, Inc.	Phillip R. May, Jr. Director, Chairman of the Board, President and Chief Executive Officer of Entergy Louisiana, LLC

/s/ Haley R. Fisackerly	/s/ Kimberly S. Cook-Nelson
Haley R. Fisackerly Director, Chairman of the Board, President and Chief Executive Officer of Entergy Mississippi, LLC	Kimberly S. Cook-Nelson Director of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC and Entergy Texas, Inc.

/s/ Kimberly A. Fontan	/s/ Deanna D. Rodriguez
Kimberly A. Fontan
Director, Executive Vice President and Chief Financial Officer of Entergy Arkansas, LLC, Entergy Louisiana, LLC, Entergy Mississippi, LLC, Entergy New Orleans, LLC, Entergy Texas, Inc.
Director, Chair of the Board, President and Chief Financial Officer of System Energy Resources, Inc.
Deanna D. Rodriguez Director, Chair of the Board, President and Chief Executive Officer of Entergy New Orleans, LLC

/s/ Barrett E. Green	/s/ Eliecer Viamontes
Barrett E. Green Director of System Energy Resources, Inc.	Eliecer Viamontes Director, Chairman of the Board, President and Chief Executive Officer of Entergy Texas, Inc.

/s/ Laura R. Landreaux
Laura R. Landreaux Director, Chair of the Board of Directors, President and Chief Executive Officer of Entergy Arkansas, LLC

ATTACHMENT I

Entergy Arkansas, LLC

Chair of the Board of Directors, President and Chief Executive Officer - Laura R. Landreaux (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly S. Cook-Nelson,. Kimberly A. Fontan, and Laura R. Landreaux

Entergy Louisiana, LLC

Chairman of the Board, President and Chief Executive Officer - Phillip R. May, Jr. (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly S. Cook-Nelson, Kimberly A. Fontan and Phillip R. May, Jr.

Entergy Mississippi, LLC

Chairman of the Board, President and Chief Executive Officer - Haley R. Fisackerly (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors - Kimberly S. Cook-Nelson , Haley R. Fisackerly and Kimberly A. Fontan

Entergy New Orleans, LLC

Chair of the Board, President and Chief Executive Officer - Deanna D. Rodriguez (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly S. Cook-Nelson, Kimberly A. Fontan and Deanna D. Rodriguez

Entergy Texas, Inc.

Chairman of the Board, President and Chief Executive Officer - Eliecer Viamontes (principal executive officer)
Executive Vice President and Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – Kimberly S. Cook-Nelson, Kimberly A. Fontan and Eliecer Viamontes

System Energy Resources, Inc.

Chair of the Board and President - Kimberly A. Fontan (principal executive officer)
Chief Financial Officer – Kimberly A. Fontan (principal financial officer)

Directors – John C. Dinelli, Kimberly A. Fontan and Barrett E. Green